FOR IMMEDIATE RELEASE Federal Signal to Acquire New Way Trucks; Expand Specialty Vehicle Platform into Refuse Collection Vehicles DOWNERS GROVE, Illinois, September 24, 2025 — Federal Signal Corporation (NYSE: FSS) (“Federal Signal” or the “Company”), a leader in environmental and safety solutions, today announced that it has signed a definitive agreement to acquire Scranton Manufacturing Company Inc. d/b/a New Way Trucks (“New Way”), a leading U.S.- based designer and manufacturer of refuse collection vehicles, for an initial purchase price of $396 million. As part of the acquisition, the Company will also pay additional consideration of $30 million for New Way’s manufacturing facilities and associated real estate rights in Iowa and Mississippi. The initial purchase price assumes a cash-free, debt-free transaction, and is subject to certain post-closing adjustments. In addition, there is a contingent earn-out opportunity of up to $54 million, based on the achievement of certain specified financial targets over a two-year period. When adjusted for the present value of anticipated tax benefits, currently estimated at approximately $60 million, the combined initial purchase price represents a multiple of approximately 11x New Way’s projected 2026 EBITDA, reflecting the impact of various planned investments and integration and optimization initiatives, including deployment of Federal Signal’s chassis and inventory management best practices, and a multiple of approximately 7x New Way’s projected 2028 EBITDA, inclusive of expected synergies. The transaction will be financed with a combination of cash on hand and availability under Federal Signal’s credit facility. The Company currently anticipates that its pro-forma net debt leverage ratio upon completion of the acquisition will be less than 1.5x. As a family-owned business, New Way has established itself as one of the fastest-growing refuse truck manufacturers in North America through its strong reputation for quality, reliability, and customer service. New Way manufactures a full range of automated side loaders, rear loaders, and front loaders in its two primary U.S. production facilities, serving both municipal and private-hauler customers. New Way is also recognized as the leading manufacturer of automated side loaders in the U.S., one of the fastest growing waste-hauling product lines. “The acquisition of New Way establishes a new vertical within our specialty vehicle portfolio and represents a meaningful expansion into the recession-resilient waste and recycling industry,” said Jennifer L. Sherman, President and Chief Executive Officer of Federal Signal. “With our deep expertise in selling refuse equipment through our direct distribution channel and our ability to leverage the power of our specialty vehicle platform, we see significant opportunities to capture synergies and accelerate New Way’s growth and margin trajectory in coming years. Importantly, we believe New Way’s leading U.S. position in automated side loaders and for municipal sales sets the foundation for continued outperformance within the refuse space. We are excited to welcome New Way’s dedicated team of more than 750 employees to the Federal Signal family.”

The acquisition of New Way further strengthens Federal Signal’s position as a manufacturer of leading brands of premium, value-adding products, supported by a robust aftermarket platform. It also establishes a new growth vertical within the Environmental Solutions Group, creating additional inorganic opportunities longer term. “The opportunity to join Federal Signal marks an exciting new chapter for our company,” said Michael McLaughlin, Chief Executive Officer of New Way. “As a family-owned company, we take great pride in our history of innovation, customer focus, and growth. Serving the local communities in which we operate and our commitment to employees are both of paramount importance to our company, and we believe that Federal Signal shares these values. They represent the right cultural fit to continue building on that legacy, while accelerating New Way’s growth prospects going forward.” The Company anticipates completing the transaction during the fourth quarter of 2025, subject to regulatory approval and customary closing conditions. Financial Details The Company expects the transaction to be neutral to earnings per share (“EPS”) in 2026, reflecting planned business investments, integration and optimization initiatives, higher interest cost, and anticipated purchase accounting effects, including a preliminary estimate of intangible asset amortization expense. The Company expects the transaction to be accretive to EPS in subsequent years, with anticipated EPS accretion of between $0.40 and $0.45 in 2028, including anticipated annual run-rate synergies of between $15 million and $20 million, currently expected to be substantially realized by the end of 2028. Conference Call The Company will host an investor conference call and webcast to discuss the transaction at 8:30 a.m. Eastern Time Thursday, September 25, 2025. Investors and analysts may access the webcast at www.federalsignal.com. The teleconference may be accessed 10 minutes prior to the start by calling 1-877-704-4453 and using conference ID 13756156. An archived replay of the investor conference call will be available on the Company's website shortly after the call concludes. The replay telephone number is 1-844-512-2921, pin number 13756156. Advisors Deutsche Bank Securities is serving as lead financial advisor to the Company. Raymond James & Associates Inc. and William Blair are also serving as financial advisors to the Company. Thompson Coburn LLP and Mayer Brown are serving as the Company’s legal advisors. Stifel is serving as the exclusive financial advisor to New Way. About Federal Signal Federal Signal Corporation (NYSE: FSS) builds and delivers equipment of unmatched quality that moves material, cleans infrastructure, and protects the communities where we work and live. Founded in 1901, Federal Signal is a leading global designer, manufacturer and supplier of products and total solutions that serve municipal, governmental, industrial and commercial customers. Headquartered in Downers Grove, Ill., with manufacturing facilities worldwide, the Company operates two groups: Environmental Solutions and Safety and Security Systems. For more information on Federal Signal, visit: www.federalsignal.com.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995 This release contains unaudited financial information and various forward-looking statements as of the date hereof and we undertake no obligation to update these forward-looking statements regardless of new developments or otherwise. Statements in this release that are not historical are forward-looking statements. Forward-looking statements should not be relied upon as a predictor of actual results. Such statements are subject to various risks and uncertainties that could cause actual results to vary materially from those stated. Such risks and uncertainties include but are not limited to: our ability to successfully close and implement the acquisition of New Way, our ability to achieve anticipated revenue and cost benefits associated with the New Way acquisition, economic and political uncertainty, risks and adverse economic effects associated with geopolitical conflicts including tariffs and other trade conflicts, legal and regulatory developments, foreign currency exchange rate changes, inflationary pressures, product and price competition, supply chain disruptions, availability and pricing of raw materials, interest rate changes, risks associated with acquisitions such as integration of operations and achieving anticipated revenue and cost benefits, work stoppages, increases in pension funding requirements, cybersecurity risks, increased legal expenses and litigation results and other risks and uncertainties described in filings with the Securities and Exchange Commission (“SEC”). Non-GAAP Financial Measures As used herein, "GAAP" refers to accounting principles generally accepted in the United States of America. This release includes certain non-GAAP measures, as defined under SEC rules, which are defined below. The non- GAAP financial information presented herein should be considered supplemental to, and not a substitute for, or superior to, financial measures calculated in accordance with GAAP. The Company has provided this supplemental information to investors, analysts, and other interested parties to enable them to perform additional analyses of operating results, and to provide an additional measure of performance which management considers in operating the business. Earnings Before Interest, Tax, Depreciation, and Amortization (“EBITDA”) EBITDA represents the total of net income, interest expense, net, acquisition and integration-related expenses, net, purchase accounting effects, other expense, net, income tax expense, and depreciation and amortization expense, as applicable. Net Debt Leverage The Company's net debt leverage ratio is calculated as net debt (total borrowings and finance lease obligations less cash and cash equivalents) divided by trailing twelve-month EBITDA. The Company is unable to provide forward-looking quantitative reconciliation of these forward-looking non-GAAP financial measures to any GAAP measure because the Company is unable to predict with reasonable certainty the ultimate outcome of certain significant items without unreasonable effort. These items are uncertain, depend on various factors and could have a material impact on GAAP reported results for the relevant periods. These forward-looking non-GAAP financial measures reflect management's current expectation and beliefs regarding the potential benefits of the proposed transaction. Contact: Ian Hudson, Chief Financial Officer, +1-630-954-2000, ihudson@federalsignal.com